MUNDER TAX-FREE MONEY MARKET FUND

Class A, K & Y Shares

Supplement Dated October 6, 2008

to Prospectus Dated October 31, 2007

Due to the recent extraordinary difficulties in the financial markets, the Tax-Free Money Market Fund’s (“Fund”) investment advisor has concluded that these circumstances constitute abnormal market conditions. As a result, the Tax-Free Money Market Fund expects to invest less than 80% of its assets in tax-exempt securities until market conditions materially improve. The Fund has an investment policy that states that the Fund will invest under normal circumstances, at least 80% of its assets in securities the interest from which is exempt from regular Federal income tax. The advisor believes increasing the Fund’s investments in high quality taxable securities will allow the Fund to continue investing its assets in securities that provide liquidity and stability of principal. During this time, the Fund is not expected to achieve its investment goal of providing interest income that is entirely exempt from Federal income taxes.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE